UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2020

HERSHA HOSPITALITY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-14765	25-1811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
  44 Hersha Drive
Harrisburg, Pennsylvania 17102
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (717) 236-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares of Beneficial Interest, par value $.01 per share	HT	New York Stock Exchange
6.875% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share	HT-PC	New York Stock Exchange
6.50% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share	HT-PD	New York Stock Exchange
6.50% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share	HT-PE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry Into a Material Definitive Agreement

 On April 2, 2020 (the “Amendment Effective Date”), Hersha Hospitality Trust (the “Company”), as parent guarantor, Hersha Hospitality Limited Partnership, as borrower (the “Borrower”), and certain indirect subsidiaries of the Company (the “Subsidiary Guarantors”) entered into Amendment No. 2 to the Credit Agreement (the “Credit Agreement Amendment”) to the Company’s Second Amended and Restated Credit Agreement, dated as of August 10, 2017, as amended by Amendment thereto, dated as of September 10, 2019 (as amended, the “2017 Credit Agreement”), with certain lenders (each, a “Lender Party” and collectively, the “Lender Parties”), for whom Citibank, N.A. (“Citibank”) is acting as the administrative agent. In connection with, and to make conforming changes to, the Credit Agreement Amendment, the Company, the Borrower and the Subsidiary Guarantors entered into that certain Amendment No. 3 to the Term Loan Agreement (the “2016 Term Loan Amendment”) to the Company’s Term Loan Agreement, dated as of August 2, 2016, as amended by Amendment No. 1 thereto, dated as of August 10, 2017, and as further amended by Amendment No. 2 thereto, dated as of September 10, 2019, with certain Lender Parties, for whom Citibank is acting as the administrative agent. Also in connection with, and to make conforming changes to, the Credit Agreement, the Company, the Borrower and the Subsidiary Guarantors entered into that certain Amendment No. 1 to the Term Loan Agreement (the “2019 Term Loan Amendment,” and together with the 2016 Term Loan Amendment and the Credit Agreement Amendment, the “Amending Agreements”) to the Company’s Amended and Restated Term Loan Agreement, dated as of September 10, 2019, with certain Lender Parties, for whom Citibank is acting as the administrative agent.

The Amending Agreements provide for certain temporary amendments from the Amendment Effective Date through March 31, 2021 (the “Waiver Period”). During this Waiver Period the Borrower and Lender Parties agree to the following:

•A limited waiver of financial covenants, including an agreement that the COVID-19 pandemic and the general economic conditions resulting therefrom are not “material matters” under clause (e) of the definition of Borrowing Base Conditions and, resultantly. no Default or Event of Default has occurred thereunder (each, as defined in the 2017 Credit Agreement);

•The ability to borrow up to $100 million under the amended revolving credit facility;

•So long as the Borrower can comply with certain conditions precedent under the 2017 Credit Agreement (as amended by the Credit Agreement Amendment), the ability to extend, for no more than twelve months from the expiration date thereof, any letter of credit outstanding on the Amendment Effective Date that is scheduled to expire during the Waiver Period; and

•Certain negative covenants and restrictions that are considered normal and customary, as presented in Section 2 of the Credit Agreement Amendment.

The Company will use any proceeds from borrowings drawn during the Waiver Period to fund operating expenses of the business of the Company and its subsidiaries and for costs of previously commenced capital projects, as permitted in the Credit Agreement Amendment.

Copies of the Amending Agreements are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 and are incorporated herein by reference. The foregoing descriptions of the Amending Agreements are qualified in their entirety by reference to the full text of the Amending Agreements.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure

On April 6, 2020, the Company issued a press release providing a general update with regard to the Company’s ongoing response to the COVID-19 virus outbreak. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 2 to the Credit Agreement, dated as of April 2, 2020, among Hersha Hospitality Limited Partnership, as borrower, Hersha Hospitality Trust, as parent guarantor, the guarantors named therein, as guarantors, the lenders named therein, as lenders and Citibank, N.A., as administrative agent.
10.2	Amendment No. 3 to the Term Loan Agreement, dated as of April 2, 2020, among Hersha Hospitality Limited Partnership, as borrower, Hersha Hospitality Trust, as parent guarantor, the guarantors named therein, as guarantors, the lenders named therein, as lenders and Citibank, N.A., as administrative agent.
10.3	Amendment No. 1 to the Term Loan Agreement, dated as of April 2, 2020, among Hersha Hospitality Limited Partnership, as borrower, Hersha Hospitality Trust, as parent guarantor, the guarantors named therein, as guarantors, the lenders named therein, as lenders and Citibank, N.A., as administrative agent.
99.1	Press release issued April 6, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date: April 6, 2020	By:	/s/ Ashish R. Parikh
	Name:	Ashish R. Parikh
	Title:	Chief Financial Officer